Life Series Funds

Ticker Symbol
Total Return	- -

This prospectus should be read in conjunction with the variable annuity contract and/or life insurance policy prospectus that you purchase.  These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable annuity contracts and life insurance policies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2013, SUPPLEMENTED AS OF FEBRUARY 21, 2014

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TABLE OF CONTENTS

THE FUND SUMMARY SECTION	1
Total Return Fund	1
THE FUND IN GREATER DETAIL	4
Total Return Fund	5
FUND MANAGEMENT IN GREATER DETAIL	8
SHAREHOLDER INFORMATION	11
How and when does the Fund price its shares?	11
How do I buy and sell shares?	12
Does the Fund pay compensation to intermediaries?	12
Can I exchange my shares for the shares of other Funds?	13
What are the Fund’s policies on frequent trading in the shares of the Fund?	13
What about dividends and other distributions?	14
What about taxes?	14
FINANCIAL HIGHLIGHTS	15

Total Return Fund

THE FUND SUMMARY SECTION

TOTAL RETURN FUND

Investment Objective:  The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  This table does not reflect the fees and expenses that are or may be imposed by the variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses1	0.22%
Total Annual Fund Operating Expenses	0.97%
1. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending December 31, 2013.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by the variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Total Return Fund	$99	$309

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 35% in bonds, cash and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.

Once the asset allocation for stocks, bonds and money market instruments has been set, the Fund uses fundamental research and analysis to determine which particular investments to purchase or sell.

The Fund’s investments in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for capital growth, current income, or both.  In selecting stocks, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.

The Fund’s investments in bonds are normally diversified among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities and mortgage-backed securities.  The Fund selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

Principal Risks:  You can lose money by investing in the Fund.  Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk also applies to securities issued or guaranteed by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk.  The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, homeowners tend to refinance their mortgages.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Derivatives Risk. Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  Performance information has not been provided because the Fund commenced operations on December 17, 2012 and it does not have a full calendar year of performance.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Clark D. Wagner, Director of Fixed Income, has served as Portfolio Manager since the Fund’s inception in 2012.

Edwin D. Miska, Director of Equities, has served as Portfolio Manager since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares: Investments in the Fund can only be made through a purchase of a variable annuity contract or life insurance policy for which the Fund is an investment option.  You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Fund.

Tax Information:  You will not be subject to federal income tax as the result of purchases or sales of Fund shares, Fund dividends, or other distributions by the Fund.  However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies.  For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.

Payments To Insurance Companies And Other Financial Intermediaries:  The Fund and its related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services.  These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option for a variable annuity contract or life insurance policy.  These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend the Fund over another investment.  You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.

THE FUND IN GREATER DETAIL

The following sections provide more information about the Fund’s investment objective, principal investment strategies and principal risks.  The Fund is used solely as an underlying investment option for variable annuity contracts or life insurance policies.  This means that you cannot purchase shares of the Fund directly, but only through the purchase of such contract or policy.

The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval.  The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

TOTAL RETURN FUND

What are the Total Return Fund’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Principal Investment Strategies:

The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 35% in bonds, cash, and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.

Once the Fund’s investments in stocks, bonds, and money market instruments have been set, the Fund uses fundamental research and analysis to determine which particular securities to purchase or sell.  The Fund selects investments in common stocks based on their potential for capital growth, current income or both.  The Fund considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.  The Fund will normally diversify its stock holdings among stocks of large-, mid- and small-size companies.

The Fund selects individual investments in bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.  The Fund will typically diversify its bond holdings among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities and mortgage-backed securities.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report, when available, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.  In general, bonds decline in value when interest rates rise.  While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

Mid-Size and Small-Size Company Risk:

The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  The additional volatility associated with mid-to-small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies.  Mid-to-small-size company stocks are also not as broadly traded as stocks of larger companies.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Interest Rate Risk:

The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  The lowest rating category of investment grade debt securities may have speculative characteristics.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.

Credit risk also applies to securities issued by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations.  While the U.S. Treasury also entered into arrangements to support Fannie Mae and Freddie Mac, there is no guarantee that these arrangements will ensure that these entities will be able to honor their obligations.  Moreover, these arrangements do not alter the fact that the securities issued by Fannie Mae and Freddie Mac are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk:

The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, homeowners tend to refinance their mortgages.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Allocation Risk:

The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Derivatives Risk:

Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to the lack of a secondary trading market.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL

The Adviser.

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 55 Broadway, New York, NY 10006.  As of December 31, 2012, FIMCO served as investment adviser to 39 mutual funds or series of funds with total net assets of approximately $8.2 billion.  FIMCO supervises all aspects of the Fund’s operations.

For the fiscal year ended December 31, 2012, FIMCO received advisory fees of 0.75% of the average daily net assets for the Fund.

The Fund is managed by Edwin D. Miska and Clark D. Wagner.  They jointly decide what portion of the Fund’s assets should be allocated to stocks, bonds and cash.  Mr. Miska is primarily responsible for managing the Fund’s investments in stocks and Mr. Wagner is primarily responsible for managing the Fund’s investments in bonds and cash.  Mr. Miska has served as Director of Equities since 2002 and has served as Portfolio Manager of the Fund since its inception in 2012.  Mr. Miska also serves as a Portfolio Manager and Co-Portfolio Manager for other First Investors Funds, and joined FIMCO in 2002 as a Portfolio Manager.  Mr. Wagner has served as Director of Fixed Income since 2001 and has served as Portfolio Manager of the Fund since its inception in 2012.  Mr. Wagner also serves as a Portfolio Manager and Co-Portfolio Manager for other First Investors Funds and has been a Portfolio Manager with FIMCO since 1991.

Other Information.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Descriptions of the factors considered by the Board of Trustees in considering the approval of the Advisory Agreement for the Total Return Fund is available in the Fund’s Annual Report for the fiscal year ended December 31, 2012.

The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of the Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  First Investors Life Series Funds, on behalf of the Fund, has claimed an exemption from registration with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act (“CEA”) and the Adviser is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8).

The following is information about the indices that are used by the Fund in the Average Annual Total Returns tables which are located in the “The Fund Summary Section” of this prospectus:

■ The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries.

■ The BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury quasi-government, corporate and residential mortgage pass-through securities.

A description of “Prior Performance of the Related Fund Managed by FIMCO” of the First Investors Life Series Total Return Fund is described below:

Prior Performance of Related Fund Managed by FIMCO

Past performance of the Life Series Total Return Fund (“Total Return Fund”) is not available because it commenced operations on December 17, 2012, and does not have a full calendar year of performance.  The First Investors Total Return Fund (“Related Fund”), a series of the First Investors Equity Funds, has a substantially similar investment objective, investment policies and investment strategies as the similarly named Total Return Fund and is managed by the same adviser, FIMCO.  The portfolio managers for the Total Return Fund also are the same portfolio managers for the Related Fund.

Historical performance of the Related Fund and how the performance compares with that of a broad measure of market performance is shown below.  This performance data is not the performance of the Total Return Fund and should not be considered a substitute for past performance or an indication of future performance of the Total Return Fund.

The Related Fund’s performance figures shown below reflect the deduction of the historical fees and expenses paid by the Related Fund and not those paid by the Total Return Fund.  The fees and expenses deducted for the Related Fund’s Class A shares are higher than the fees and expenses incurred by the corresponding Total Return Fund.  If expenses of the Total Return Fund had been deducted instead, the performance results of the Related Fund would have been higher.  In addition, the Related Fund’s performance does not reflect certain fees, expenses and other charges in a variable annuity contract or variable life insurance policy offered by First Investors Life Insurance Company.  Investors should refer to the applicable variable annuity contract or variable life insurance policy prospectus for information describing those fees, expenses and other charges.  These fees, expenses and other charges will lower the Total Return Fund’s performance.  The Related Fund’s performance shown would be lower upon taking into account fees, expenses and other charges assessed in connection with a variable annuity contract or variable life insurance policy.

The Total Return Fund and the Related Fund are generally expected to hold similar securities in their respective portfolios.  However, their investment results are expected to differ due to differences in asset size and cash flow resulting from purchases and redemptions of Fund shares, which may result in different security selections, differences in the relative weightings of securities, differences in the price paid for particular portfolio holdings, and differences relating to certain tax matters.

These differences do not alter the conclusion that the Total Return Fund has substantially similar investment objectives, policies and strategies, and will be managed by the same portfolio managers as the Related Fund.  The information presented may help provide an indication of the Total Return Fund’s risks by showing how a similar mutual fund has performed historically.  The performance of the Related Fund, however, is not the performance of the Total Return Fund, and you should not assume the Total Return Fund will have the same performance as the Related Fund.

The bar chart and performance table below provide information regarding the performance of the Related Fund, not of the Total Return Fund, by showing changes in the Related Fund’s performance.  The bar chart presents the annual total returns for shares of the Related Fund and shows how performance has varied from year to year over the past ten calendar years.  The performance table shows how the Related Fund’s average annual total returns for the periods shown compare with those of a broad measure of market performance.  The bar chart and the performance table presented reflect reinvestment of dividends and capital gains.  The performance of the Related Fund is historical and does not guarantee future performance of the respective Total Return Fund.  The performance of the Total Return Fund may be better or worse than that of the Related Fund.

FIMCO’s Historical Performance of the Related First Investors Total Return Fund

Calendar Year Returns Years Ended December 31

During the periods shown, the highest quarterly return was 11.86% (for the quarter ended June 30, 2003) and the lowest quarterly return was
-11.40% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	6.40%	3.28%	6.23%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index (reflects no deduction for fees, expenses or taxes)	4.42%	6.02%	5.25%

SHAREHOLDER INFORMATION

How and when does the Fund price its shares?

The share price (which is called “net asset value” or “NAV” per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  Shares of the Fund will not be priced on the days on which the NYSE is closed for trading, such as most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.  To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.  The Fund, generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  Debt obligations with maturities of 60 days or less are valued at amortized cost.

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.

In the event that a security, domestic or foreign, is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by the Fund may fluctuate on days that the Fund is not open for business and may result in the Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.

How do I buy and sell shares?

You cannot invest directly in the Fund.  Investments in the Fund may only be made through a purchase of a variable annuity contract (“contract”) or life insurance policy (“policy").  The Fund offers its shares, without a sales charge, only for purchase by insurance companies for allocation to their separate accounts (the “Separate Accounts”).  Shares are purchased by the Separate Accounts at the Fund’s NAV next computed after an insurance company receives the premium payment.  The Fund continuously offers its shares at a price equal to the Fund’s NAV per share.  Initial and subsequent payments allocated to the Fund are subject to the limits applicable to an insurance company’s variable annuity contracts and life insurance policies.

Insurance companies redeem shares of the Fund to make benefit and surrender payments under the terms of the variable annuity contracts and life insurance policies.  Redemptions are processed on each Business Day and are effected at the Fund’s NAV next computed after the insurance company receives a surrender request in acceptable form and in good order.  Payment for redeemed shares will be made promptly, but in no event later than seven days after the Fund’s receipt of a redemption request that is in good order.  The Fund reserves the right to suspend or postpone redemptions as permitted by applicable law.

The Fund or Funds that are available to you depend upon which contract or policy you have purchased.  For additional information about how to buy or sell a contract and/or policy and the Funds that are available for the contract or policy you own or are considering, please refer to the prospectus used in connection with the issuance of the contract or policy.

Does the Fund pay compensation to intermediaries?

FIMCO and/or its affiliates (collectively, “FIMCO”) may make payments for marketing and promotional services by insurance companies or their affiliates or other financial intermediaries that offer the Fund as an underlying investment option for their variable annuity contracts or life insurance policies.  In addition, FIMCO and the Funds may make payments to these insurance companies and their affiliates and other financial intermediaries for administrative, shareholder and related services.  Payments that may be made by FIMCO are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services, the expected level of assets or sales of shares, and other factors.  Revenue sharing payments are paid by FIMCO from its own resources.  Because revenue sharing payments are paid by FIMCO, and not the Fund, the amount of any revenue sharing payments is determined by FIMCO.

Payments may be based on current or past sales of shares of the Fund through the variable annuity contracts and life insurance policies offering the Fund as an investment option, current or historical Fund assets, or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an insurance company or its affiliates to recommend a particular variable annuity contract or life insurance policy for which the Fund is an underlying investment option, rather than recommend another investment option offered under a particular contract or policy.  You may contact your insurance provider for details about revenue sharing payments it may pay or receive.

Can I exchange my shares for the shares of other Funds?

An exchange involves the redemption of shares of the Fund and the purchase of shares of another mutual fund that is an investment option under your variable annuity contract or life insurance policy.  Please consult the prospectus for your variable annuity contract or life insurance policy for more information regarding exchange privileges.

What are the Fund’s policies on frequent trading in the shares of the Fund?

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  The Fund may reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

Exchange privileges among underlying investment options are governed by the terms of a variable annuity contract or life insurance policy.  A variable annuity contract or life insurance policy may not limit the number of exchanges among the available underlying investment options that a contract or policy owner may make.  The terms of these contracts and policies, the presence of insurance companies as intermediaries between a Fund and a contract or policy owner, the utilization of separate accounts by insurance companies and other factors, such as state insurance laws, may limit the Fund’s ability to detect and deter market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

FIMCO expects all insurance companies that offer the Fund as an investment option under their variable contracts and/or policies to make reasonable efforts to identify and restrict the frequent trading activities of variable contract and/or policy owners indirectly investing in the Fund.  FIMCO will seek full cooperation from an insurance company offering the Fund as an investment option under its variable contracts or policies to identify any underlying contract or policy owner suspected of market timing.

In certain circumstances, the Fund may rely upon the policy of an insurance company to deter frequent or excessive trading if FIMCO believes that the policy of such insurance company is reasonably designed to detect and deter transactions that are not in the Fund’s best interest.  An insurance company's policy relating to frequent or excessive trading may be more or less restrictive than the Fund's policies, may permit certain transactions not permitted by the Fund's policies, or prohibit transactions not subject to the Fund's policies.  FIMCO may accept undertakings from an insurance company to enforce frequent or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions.

There is no assurance that the Fund’s or an insurance company’s policies and procedures will be effective in limiting frequent and excessive trading in all cases.  For example, FIMCO may not be able to effectively monitor, detect or limit frequent or excessive trading by underlying contract or policy owners that occurs through insurance company separate accounts.  If FIMCO has reason to suspect that frequent or excessive trading is occurring at the Separate Account level.  FIMCO will contact the insurance company to request underlying contract holder activity.  If frequent or excessive trading is identified, FIMCO will take appropriate action.

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

The Fund’s policies on frequent trading are separate from any insurance company’s policies and procedures applicable to variable annuity contract or life insurance policy owner transactions.  The variable annuity contract or life insurance policy prospectus may contain a description of the insurance company’s policies and procedures with respect to excessive or frequent trading.  You may wish to contact the insurance company to determine the policies applicable to your account.

What about dividends and other distributions?

To the extent that the Fund has net investment income, it will declare and pay, on an annual basis, dividends from net investment income.  The Fund will declare and distribute any net realized capital gains on an annual basis, usually after the end of its taxable year.

All distributions will be reinvested in shares of the Fund unless we are informed by an insurance company that they should be paid out in cash.  Insurance companies will be informed about the amount and character of distributions from the Fund for federal income tax purposes.

What about taxes?

You will not be subject to federal income tax as the result of purchases or sales of Fund shares, or Fund dividends, or other distributions by the Fund.  However, there are tax consequences associated with investing in the variable annuity contracts and life insurance policies.  Please see the prospectus used in connection with the issuance of the contract or policy.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated.  The following tables set forth the per share data for each fiscal year ended December 31, except as otherwise indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Statement of Additional Information, which is available for free upon request and on our website at www.firstinvestors.com.

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions
Total Return*
2012	$10.00	$(.05)	$(.02)	$(.07)	$__	$__	$__

*	The Total Return Fund commenced operations on December 17, 2012.
†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
a	The ratios do not include a reduction of expenses from brokerage service arrangements.
b	Not annualized.
c	Annualized.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in millions)	Ratio to Average Net Assets		Ratio to Average Net Assets Before Expenses Waived or Assumed		Portfolio Turnover Rate (%)
			Expenses Before Fee Creditsa (%)	Net Investment Loss (%)	Expenses (%)	Net Investment Income (%)
Total Return

$9.93	(.70)b	$1	16.99c	(14.84)c	N/A	N/A	64

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LIFE SERIES FUNDS

Total Return

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports (Reports):
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and the SAI or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ  08837-3620
Telephone:  1 (800) 423-4026

You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1 (202) 551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File
No. 811-04325)